General Municipal
Bond Fund, Inc.


SEMIANNUAL REPORT

August 31, 1999



(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value



Year 2000 Issues (Unaudited)



The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents
--------------------------------------------------------------------------------

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements


                                 FOR MORE INFORMATION


                                 Back Cover

                                                                       The Fund
                                              General Municipal Bond Fund, Inc.
LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for General Municipal Bond Fund, Inc., covering the six-month period from March 1, 1999 through August 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William M. Petty.

When the reporting period began, evidence began to emerge that the U.S. economy was growing strongly in an environment characterized by low inflation and high levels of consumer spending. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall's interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in General Municipal Bond Fund, Inc.

Sincerely,
/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 14, 1999

DISCUSSION OF FUND PERFORMANCE

William M. Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc.  perform over the period?

The fund produced a -3.70% total return(1) over the six-month period ended August 31, 1999, compared to a total return of -3.34% for the average of the Lipper General Municipal Debt Funds category.(2) We attribute the fund's relative performance to a rising interest rate environment during the second half of the reporting period, as well as to our security selection strategy, which focused primarily on long-term, high-yielding, high-quality municipal bonds.

What is the fund's investment approach?

Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. Secondarily, we also seek to provide a competitive total return.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, term to maturity, the creditworthiness of its issuer, insurance, and any provisions for early redemption.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the portfolio's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for

                                                                      The Fund 3
as long as practical. At other times, we try to maintain a neutral average duration that is consistent with other municipal bond funds.

What other factors influenced the fund's performance?

Because of strong economic conditions throughout the country, most states and municipalities have had less need to borrow. Yet, demand from individual and institutional investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped constrain the decline of municipal bond prices relative to comparable U.S. Treasury bonds during the first three months of the period.

However, the fund's performance was affected by rising interest rates during the past three months. Economies in Japan and Southeast Asia appear to have halted their deterioration in the wake of last year's global currency and credit crisis. What's more, the growth of the U.S. economy has been stronger than most analysts expected. During the second quarter of the year, this economic news raised concerns among some fixed-income investors that inflationary pressures might re-emerge. Tight labor markets and rising commodities prices lent credence to this view. In fact, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. This change in monetary policy -- and the greater relative attractiveness of taxable bonds with higher yields -- caused municipal bond prices to fall more sharply from June through August, relative to taxable bonds.

What is the fund's current strategy?

We have continued to search for the most attractive values in the national municipal bond market. We have found such values, in our opinion, in longer-term, higher-yielding bonds. This strategy enabled us to take advantage of the higher income payments provided by longer-term bonds that are secured by the revenues generated by municipal projects such as transportation, health care and housing facilities.

Focusing on opposite extremes of the fund's maturity range, this "barbell" strategy enabled us to take advantage of higher yields from longer-term securities while keeping the fund's average duration within the neutral range. In our view, a neutral average duration should help us maintain relatively high yields while giving us the flexibility we need to lock in potentially higher yields if they become available.

September 14, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.
                                                             The Fund 5



STATEMENT OF INVESTMENTS
August 31, 1999 (Unaudited)
                                                                                             Principal
                                                                                             Amount ($)                Value ($)

LONG-TERM MUNICIPAL INVESTMENTS--98.4%

ALABAMA--3.2%
Alabama Industrial Development Authority, SWDR
   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                    12,000,000               12,082,200
Courtland Industrial Development Authority, SWDR
   (Champion International Corp. Project) 6.375%, 3/1/2029                                    4,000,000                4,073,120
CALIFORNIA--5.6%
State of California:
   4.375%, 10/1/2016                                                                          5,000,000                4,299,650
   4.50%, 10/1/2018                                                                           5,485,000                4,722,256
California Pollution Control Financing Authority, PCR
   (San Diego Gas and Electric Co.) 5.90%, 6/1/2014                                           6,355,000  (a)           7,188,013
Los Angeles County Metropolitan Transportation Authority,
   Sales Tax Revenue, 6%, 7/1/2026 (Insured; MBIA)                                            3,900,000                4,280,211
San Joaquin Hills Transportation Corridor, Toll Road Revenue:
   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,306,380
   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    24,000,000                3,890,160
   Zero Coupon, 1/15/2032 (Insured; MBIA)                                                    13,690,000                2,087,314
COLORADO--8.1%
Colorado Housing Finance Authority, Single Family Program,
   7.55%, 8/1/2023                                                                            1,465,000                1,519,806
Denver City and County:
  Airport System Revenue:
       7.25%, 11/15/2012                                                                      4,065,000                4,376,054
       7.25%, 11/15/2012 (Prerefunded 11/15/2002)                                             1,035,000  (b)           1,143,747
       7.75%, 11/15/2021                                                                      5,365,000                5,745,861
       7.75%, 11/15/2021 (Prerefunded 11/15/2001)                                             1,395,000  (b)           1,525,000
       7.25%, 11/15/2023                                                                      3,985,000                4,287,462
       7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                             1,200,000  (b)           1,326,084
       8.00%, 11/15/2025                                                                      3,890,000                4,116,670
       8.00%, 11/15/2025 (Prerefunded 11/15/2001)                                             1,360,000  (b)           1,468,392
   Special Facilities Airport Revenue (United Airlines Project)
       6.875%, 10/1/2032                                                                      9,235,000                9,585,930
Lakewood, MFHR, Mortgage 6.70%, 10/1/2036 (Insured; FHA)                                      5,000,000                5,267,050
CONNECTICUT--1.2%
Connecticut Housing Finance Authority (Housing Mortgage
   Finance Program) 6%, 11/15/2027                                                            5,945,000                6,032,511
FLORIDA--7.8%
Florida Board of Education:
   4.50%, 6/1/2018                                                                            2,795,000                2,404,259
   4.50%, 6/1/2019                                                                            5,930,000                5,051,826
Gulf Breeze, Revenue 4.50%, 10/1/2027 (Insured; MBIA)                                        11,380,000                9,320,562
Palm Beach County, Solid Waste IDR (Osceola Power Ltd.
   Partnership) 6.95%, 1/1/2022                                                               3,000,000  (c)           1,860,000

6


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)              Value ($)

FLORIDA (CONTINUED)
Pinellas County Housing Facilities Authority, SFMR
  (Multi-County Program) 6.70%, 2/1/2028
   (Guaranteed: FNMA, GNMA)                                                                   5,920,000                6,171,955
Polk County Industrial Development Authority, IDR
   7.525%, 1/1/2015                                                                          13,840,000               14,398,721
ILLINOIS--4.2%
City of Chicago Board of Education, School Reform:
   Zero Coupon, 12/1/2023 (Insured; FGIC)                                                    12,200,000                2,890,668
   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                    20,000,000                3,939,400
Illinois Health Facilities Authority, Health Hospital and
  Nursing Home Revenue (Residential Centers Inc.)
   8.50%, 8/15/2016                                                                           5,475,000                5,871,554
Village of Romeoville 8.375%, 1/1/2010                                                        7,495,000                8,075,863
INDIANA--.9%
Indiana State Development Finance Authority, Revenue
   (Inland Steel Facilities) 5.75%, 10/1/2011                                                 5,000,000                4,567,900
IOWA--.7%
Iowa Finance Authority, Single Family Mortgage
   6.10%, 1/1/2028 (Guaranteed: FNMA, GNMA)                                                   3,550,000                3,620,468
KENTUCKY--5.9%
Kenton County Airport Board, Airport Revenue
  (Special Facilities - Delta Airlines Project):
       7.50%, 2/1/2012                                                                       11,550,000               12,259,863
       7.125%, 2/1/2021                                                                       4,630,000                4,891,410
City of Mount Sterling, Revenue (Kentucky League of Cities
   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                5,733,475
Pendleton County, Multi-County Lease Revenue
  (Kentucky Association of Counties Leasing Trust Program)
   6.40%, 3/1/2019                                                                            6,000,000                6,450,060
LOUISIANA--2.2%
Louisiana Public Facilities Authority, HR (Louisiana Association
  of Independent Colleges and Universities Facilities
   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)                                        6,195,000  (b)           6,792,136
Parish of Saint James, SWDR (Freeport-McMoRan
   Partnership Project) 7.70%, 10/1/2022                                                      4,140,000                4,369,273
MARYLAND--1.3%
Maryland Community Development Administration Department
   of Community Development 9.924% 4/1/2026                                                   4,910,000  (a)           5,307,317
Montgomery County Housing Opportunities Commission,
   MFMR 7.375%, 7/1/2032                                                                      1,225,000                1,256,115

                                                                                                                      The Fund 7


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)

MASSACHUSETTS--2.2%
Massachusetts Development Finance Agency, College and
   University Revenue (Boston University) 6%, 5/15/2059                                       2,500,000                2,489,650
Massachusetts Port Authority, Special Project Revenue
   (Harborside Hyatt Project) 10%, 3/1/2026                                                   3,000,000                3,219,390
Massachusetts Water Resource Authority, Water Revenue
   4%, 12/1/2018 (Insured; MBIA)                                                              7,000,000                5,491,500
MICHIGAN--9.4%
Detroit Downtown Development Authority, Tax Increment
  Revenue (Downtown Development Area Number 1 Projects)
   4.75%, 7/1/2025 (Insured; MBIA)                                                            7,000,000                5,984,160
Dickinson County Healthcare System, HR 5.80%, 11/1/2024                                       5,000,000                4,609,250
Michigan Hospital Finance Authority, HR (Genesys Health System):
   8.10%, 10/1/2013 (Prerefunded; 10/1/2005)                                                  2,000,000  (b)           2,392,320
   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  4,910,000  (b)           5,879,332
   7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                   8,000,000  (b)           9,202,480
Michigan Strategic Fund, SWDR (Genesee Power Station Project)
   7.50%, 1/1/2021                                                                            7,000,000                7,381,500
Romulus Economic Development Corp., Economic Development
  Revenue (HIR Limited Partnership Project)
   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                                  5,000,000                5,500,500
Wayne  Charter County, Special Airport Facilities Revenue
   (Northwest Airlines Inc.) 6.75%, 12/1/2015                                                 5,610,000                5,808,033
MINNESOTA--1.3%
Washington County Housing and Redevelopment Authority,
  Hospital Facility Revenue (Healtheast Project)
   5.50%, 11/15/2027 (Insured; ACA)                                                           7,000,000                6,539,540
NEW HAMPSHIRE--1.3%
New Hampshire Housing Finance Authority,
  Single Family Residential Mortgage:
       7.75%, 7/1/2023                                                                        4,060,000                4,238,112
       7.70%, 7/1/2029                                                                        2,380,000                2,438,715
NEW YORK--6.5%
New York City Transitional Finance Authority, Sales and Income
   Tax Revenue 4.50%, 11/15/2027                                                              3,000,000                2,448,930
New York State Dormitory Authority, Revenue:
  (Mount Sinai School of Medicine) 5.15%, 7/1/2024
       (Insured; MBIA)                                                                        4,000,000                3,737,960
   (State University Educational Facilities) 7.50%, 5/1/2013                                  2,500,000                3,000,825
New York State Local Government Assistance Corp.,
   Sales Tax Revenue 5.25%, 4/1/2016 (Insured; AMBAC)                                         6,410,000                6,288,018

8


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)

NEW YORK (CONTINUED)
New York State Urban Development Corp., Lease Revenue
  (Correctional Capital Facilities) 5.25%, 1/1/2014
   (Insured; FSA)                                                                             6,925,000                6,859,143
Triborough Bridge and Tunnel Authority, Highway Toll
   Revenues 5.50%, 1/1/2017 (Insured; MBIA)                                                  10,000,000               10,071,600
NORTH CAROLINA--2.4%
Charlotte North Carolina Special Facilities,
  Airport and Marina Revenue (Charlotte - Douglas
   International Airport) 5.60%, 7/1/2027                                                     8,480,000                7,507,853
State of North Carolina, Public School Building
   4.60%, 4/1/2016                                                                            5,000,000                4,490,700
NORTH DAKOTA--1.1%
North Dakota Housing Finance Agency, SFMR:
   7.30%, 7/1/2024                                                                            2,630,000                2,719,104
   7.75%, 7/1/2024 (Insured; MBIA)                                                            2,730,000                2,837,972
OHIO--2.4%
State of Ohio, SWDR (USG Corp. Project) 5.60%, 8/1/2032                                       4,000,000                3,664,560
Ohio Water Development Authority, Pollution Control Facilities
   Revenue (Cleveland Electric) 6.10%, 8/1/2020                                               8,500,000                8,298,550
OKLAHOMA--3.8%
McGee Creek Authority, Water Revenue 6%, 1/1/2013
   (Insured; MBIA)                                                                            6,025,000                6,438,978
Trustees of the Tulsa Municipal Airport Trust, Revenue
   (American Airlines Inc. Project) 7.60%, 12/1/2030                                         12,000,000               12,663,720
PENNSYLVANIA--.8%
Lehigh County General Purpose Authority, Revenue
   (Wiley House) 9.50%, 11/1/2016 (Prerefunded 11/1/2001)                                     3,500,000  (b)           3,944,360
RHODE ISLAND--1.6%
Rhode Island Housing and Mortgage Finance Corp.:
   (Homeownership E-1) 7.55%, 10/1/2022                                                       4,305,000                4,482,840
   (Rental Housing Program) 7.95%, 10/1/2020                                                  3,195,000                3,266,919
SOUTH CAROLINA--.7%
Piedmont Municipal Power Agency, Electric Revenue
   6.55%, 1/1/2016                                                                            3,885,000                3,886,204
TEXAS--15.4%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7%, 12/1/2011
   (Guaranteed; AMR Corp.)                                                                   10,000,000               10,854,800
Austin, Multiple Utility Revenue 4.25%, 5/15/2028
   (Insured; MBIA)                                                                           30,920,000               23,812,110


                                                                                                                      The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)

TEXAS (CONTINUED)
Dallas - Fort Worth International Airport Facility Improvement
  Corp., Revenue (Delta Airlines Inc.):
       7.625%, 11/1/2021                                                                      2,200,000                2,334,068
       7.125%, 11/1/2026                                                                      5,000,000                5,165,350
Gulf Coast Waste Disposal Authority, SWDR
  (Champion International Corp. Project):
       7.25%, 4/1/2017                                                                        2,810,000                2,976,998
       7.25%, 4/1/2017 (Prerefunded 4/1/2002)                                                 1,925,000  (b)           2,091,647
Houston, Airport System Revenue (Continental Airlines Project)
   6.125% (Series C)  7/15/2027                                                               5,000,000                4,793,650
Matagorda County Navigation District Number 1,
  Industrial Revenue (Houston Lighting) 5.125%, 11/1/2018
   (Insured; AMBAC)                                                                          14,000,000               12,613,580
Northeast Independent School District
   4.50%, 10/1/2028 (Guaranteed; Permanent School Fund)                                      10,700,000                8,622,167
Tomball Hospital Authority, Health Hospital and Nursing Home
   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           4,000,000                3,818,080
UTAH--1.0%
Carbon County, SWDR (Sunnyside Cogeneration Project)
   9.25%, 7/1/2018                                                                            8,000,000  (c)           4,800,000
WASHINGTON--5.9%
Central Puget Sound Regional Transit Authority,
  Sales Tax and Motor Vehicle Excise
   Tax Revenue 4.75%, 2/1/2028 (Insured; FGIC)                                                7,000,000                5,892,460
Chelan County Public Utility District Number 001, Consolidated
   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                                             5,655,000                6,588,301
Washington Housing Finance Commission, Nonprofit Housing
  Revenue (Seattle University Auxiliary Services Project)
   5.30%, 7/1/2031 (LOC; Bank of America)                                                     5,380,000                4,809,128
Washington Public Power Supply System, Revenue
  (Nuclear Project Number 3) 7.125%, 7/1/2016
   (Insured; MBIA)                                                                           10,425,000               12,211,428
WYOMING--.6%
Wyoming Community Development Authority,
   Housing Revenue 6.25%, 6/1/2027                                                            2,995,000                3,062,358
U.S. RELATED--.9%
Puerto Rico Electric Power Authority, Power Revenue
   4.50%, 7/1/2028                                                                            5,000,000                4,340,950
TOTAL INVESTMENTS (cost $495,508,353)                                                             98.4%              492,126,489
CASH AND RECEIVABLES (NET)                                                                         1.6%                7,852,111
NET ASSETS                                                                                       100.0%              499,978,600

10


Summary of Abbreviations

ACA            American Capital Access                                 IDR           Industrial Development Revenue
AMBAC          American Municipal Bond                                 LOC           Letter of Credit
                 Assurance Corporation                                 MBIA          Municipal Bond Investors
FHA            Federal Housing Administration                                          Assurance Insurance Corporation
FGIC           Financial Guaranty Insurance Company                    MFHR          Multi-Family Housing Revenue
FNMA           Federal National Mortgage Association                   MFMR          Multi-Family Mortgage Revenue
FSA            Financial Security Assurance                            PCR           Pollution Control Revenue
GNMA           Government National Mortgage                            SFMR          Single Family Mortgage Revenue
                 Association                                           SWDR          Solid Waste Disposal Revenue
HR             Hospital Revenue

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's           or      Standard & Poor's                           Value (%)
AAA                                    Aaa                       AAA                                              39.4
AA                                     Aa                        AA                                               14.0
A                                      A                         A                                                 6.3
BBB                                    Baa                       BBB                                              27.4
BB                                     Ba                        BB                                                2.6
B                                      B                         B                                                  .9
Not Rated(d)                           Not Rated(d)              Not Rated(d)                                      9.4
                                                                                                                 100.0

(A)  INVERSE  FLOATER  SECURITY -- THE  INTEREST  RATE IS SUBJECT TO CHANGE
     PERIODICALLY.
(B)  BONDS WHICH ARE  PREREFUNDED  ARE  COLLATERALIZED  BY U.S.  GOVERNMENT
     SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.
(C)  NON-INCOME ACCRUING SECURITY.
(D)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND  STANDARD &
     POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY
     TO THOSE RATED  SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                       The Fund 11



STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999 (Unaudited)
                                                                                           Cost                      Value

ASSETS ($):
Investments in securities--See Statement of
Investments                                                                               495,508,353                492,126,489
Cash                                                                                                                     441,484
Interest receivable                                                                                                    8,127,590
Prepaid expenses                                                                                                          19,900
                                                                                                                     500,715,463
LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                                                                            299,623
Due to Distributor                                                                                                        21,113
Accrued expenses                                                                                                         416,127
                                                                                                                         736,863
NET ASSETS ($)                                                                                                       499,978,600
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                                                                      506,258,320
Accumulated net realized gain (loss) on investments                                                                   (2,897,856)
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                                                             (3,381,864)
NET ASSETS ($)                                                                                                       499,978,600
SHARES OUTSTANDING
(150 million shares of $.01 par value Common Stock authorized)                                                        36,897,995
NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                                                                           13.55
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
Six Months Ended August 31, 1999 (Unaudited)

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                                      16,551,066
EXPENSES:
Management fee--Note 3(a)                                                                                             1,529,864
Shareholder servicing costs--Note 3(b)                                                                                  739,442
Professional fees                                                                                                        30,813
Custodian fees                                                                                                           24,446
Registration fees                                                                                                        22,469
Prospectus and shareholders' reports--Note 3(b)                                                                          19,886
Directors' fees and expenses--Note 3(c)                                                                                  19,538
Loan commitment fees--Note 2                                                                                              1,263
Miscellaneous                                                                                                            11,695
TOTAL EXPENSES                                                                                                        2,399,416
INVESTMENT INCOME--NET                                                                                               14,151,650
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments                                                                              (2,952,179)
Net unrealized appreciation (depreciation) on investments                                                           (31,185,892)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                              (34,138,071)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                              (19,986,421)

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                     The Fund 13



STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                     August 31, 1999              Year Ended
                                                                                          (Unaudited)      February 28, 1999

OPERATIONS ($):
Investment income--net                                                                    14,151,650               31,888,308
Net realized gain (loss) on investments                                                   (2,952,179)               9,380,080
Net unrealized appreciation (depreciation) on investments                                (31,185,892)             (12,086,075)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                             (19,986,421)              29,182,313
DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                                                                   (14,320,491)             (31,810,608)
Net realized gain on investments                                                          (4,690,240)             (12,572,013)
TOTAL DIVIDENDS                                                                          (19,010,731)             (44,382,621)
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                            228,061,119              780,640,827
Dividends reinvested                                                                      13,274,175               31,599,382
Cost of shares redeemed                                                                 (277,572,071)            (875,342,703)
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                            (36,236,777)             (63,102,494)
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  (75,233,929)             (78,302,802)
NET ASSETS ($):
Beginning of Period                                                                      575,212,529              653,515,331
END OF PERIOD                                                                            499,978,600              575,212,529
Undistributed investment income--net                                                             --                   168,841
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                               15,771,009               52,769,098
Shares issued for dividends reinvested                                                       943,037                2,136,104
Shares redeemed                                                                          (19,286,997)             (59,140,024)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                             (2,572,951)              (4,234,822)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                           August 31, 1999                         Fiscal Year Ended February,
                                                (Unaudited)           1999        1998          1997           1996          1995

PER SHARE DATA ($):
Net asset value,
   beginning of period                               14.57         14.95         14.53          15.00         14.45         15.46
Investment Operations:
Investment income--net                                 .37           .74           .77            .78           .82           .86
Net realized and unrealized
   gain (loss) on investments                         (.90)         (.09)          .44           (.21)          .57          (.89)
Total from Investment Operations                      (.53)          .65          1.21            .57          1.39          (.03)
Distributions:
Dividends from investment
   income--net                                        (.37)         (.74)         (.77)          (.78)         (.82)         (.86)
Dividends from net realized gain
   on investments                                    (.12)         (.29)          (.02)          (.26)         (.02)         (.12)
Total Distributions                                  (.49)        (1.03)          (.79)         (1.04)         (.84)         (.98)
Net asset value, end of period                       13.55         14.57         14.95          14.53         15.00         14.45
TOTAL RETURN (%)                                     (7.34)(a)      4.47          8.52           4.04          9.79           .07
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average
   net assets                                          .86(a)       .86            .87            .88           .88           .87
Ratio of net investment income
   to average net assets                              5.07(a)      5.04           5.23           5.40          5.50          5.99
Portfolio Turnover Rate                              20.47(b)     99.51          91.37         115.62        114.78         67.87
Net Assets, end of period
   ($ x 1,000)                                     499,979      575,213        653,515        690,093       867,157       934,277

(A)  ANNUALIZED.
(B)  NOT ANNUALIZED.
                                                                                                                        The Fund 15

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $800 during the period ended August 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of

                                                                     The Fund 17
redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended August 31, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended August 31, 1999, the fund was charged $560,673 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 1999, the fund was charged $127,926 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including on redemptions made through the use of the fund's Exchange privilege. During the period ended August 31, 1999, redemption fees retained by the fund amounted to $20,952.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1999, amounted to $110,798,204 and $169,859,970, respectively.
At August 31, 1999, accumulated net unrealized depreciation on investments was $3,381,864, consisting of $18,997,735 gross unrealized appreciation and $22,379,599 gross unrealized depreciation.

At August 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                             The Fund 19

NOTES

              For More Information
                        General Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:
BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET
Information can be viewed
online or downloaded from:
http://www.dreyfus.com


(c) 1999 Dreyfus Service Corporation                                  106SA998